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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                      JANUARY 27, 2005 (JANUARY 24, 2005)



                           OMNI ENERGY SERVICES CORP.
             (Exact name of registrant as specified in its charter)


         LOUISIANA                        0-23383                 72-1395273
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


                              4500 NE INTERSTATE 49
                            CARENCRO, LOUISIANA 70520
               (Address of principal executive offices) (Zip Code)

                                 (337) 896-6664
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 8.01 Other Events.

         On January 24, 2005, OMNI Energy Services Corp. ("OMNI") filed a lawsuit against the holders of its 6.5% Subordinated Convertible Debentures. The suit alleges claims against Provident Premier Master Fund, Ltd., Portside Growth and Opportunity Fund, Manchester Securities Corp., Elliott Management Corporation, Gemini Investment Strategies, L.L.C., Ramius Capital, L.L.C., and Gemini Master Fund, Ltd. (collectively the "Debenture Holders") arising under
Section 16(b) of the Securities Exchange Act of 1934.

         The Company's press release dated January 25, 2005, regarding the filing of the lawsuit is attached to this Current Report on Form 8-K as Exhibit
99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

         (c) Exhibits

             99.1             Press Release dated January 25, 2005



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              OMNI ENERGY SERVICES CORP.
Dated: January 27, 2005

                                              By:      /s/ G. Darcy Klug
                                                 -------------------------------
                                                          G. Darcy Klug
                                                    Executive Vice President